Exhibit 99.1

XWELL Announces Director Candidate Nomination Notice Submitted by CPC is Invalid

Calls on CPC to Update its Deficient 13D Filing to Include Accurate and Transparent Information About its Plan for Obtaining a Majority of the Board and its Recently Filed Litigation

Stockholders Are Not Required to Take Any Action at This Time

NEW YORK, July 22, 2024 -- XWELL, Inc. (Nasdaq: XWEL) (“XWELL” or the “Company”), an authority in wellness solutions for people on the go, today announced that the notice materials submitted by CPC Pain & Wellness SPV, LLC (“CPC”), which purported to provide notice of CPC’s intent to nominate four candidates for election to the Company’s five-member Board of Directors (the “Board”) at the 2024 Annual Meeting of Stockholders, is invalid.

CPC, a special purpose vehicle that was recently formed by two principals of private equity firm Caydan Capital Partners, LLC, rapidly accumulated a 9.42% equity stake in XWELL last month and subsequently filed a Schedule 13D on June 17th without including specific details pertaining to its plans for the Company. The Company offered CPC opportunities to cure the deficiencies in its purported notice and went out of its way to provide clarity on what information CPC needed to submit to comply with the advance notice provisions of our plainly stated bylaws. Additionally, XWELL entered into a non-disclosure agreement with CPC to initiate discussions about a negotiated resolution that could be in the best interests of all stockholders.

Despite the aforementioned efforts, CPC did not cure the deficiencies in its notice and opted to file litigation against XWELL in an apparent attempt to advance its own objectives. For instance, since receipt of the purported notice, XWELL has had reason to believe that CPC and its private equity partners are seeking to obtain control of a majority of the Board to engineer a transaction involving one of their underperforming affiliates in the pain and wellness space that has not been monetized via a reverse merger or sale (despite many attempts to do so). XWELL maintains that any such ‘Take-Under’ deal pursued by CPC could:

1.	Severely undervalue the Company.

2.	Significantly dilute current stockholders.

3.	Siphon tremendous value to CPC, as well as its affiliates, at the expense of fellow stockholders, who would be deprived of an adequate control premium.

In violation of XWELL’s bylaws, CPC’s purported notice is bereft of even a passing reference of its plans. XWELL also maintains that CPC’s Schedule 13D disclosure is woefully deficient, representing a violation of the rules and regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”) for such public filings. In particular, CPC appears to have failed to update the filing in a timely manner to account for its plans. XWELL calls on CPC to promptly update its Schedule 13D to transparently inform all of the Company’s stockholders and the broader investing public of its plans and related legal action, which XWELL intends to dispute vigorously.

Stockholders are not required to take any action at this time. However, XWELL encourages stockholders to be on alert and question any communications from CPC given the entity’s actions to date.

About XWELL, Inc.

XWELL, Inc. (Nasdaq: XWEL) is a leading global wellness holding company operating multiple brands: XpresSpa®, Treat™, Naples Wax Center®, XpresCheck® and HyperPointe™.

•	XpresSpa is a leading retailer of wellness services and related products, with 33 locations in 16 airports globally.
•	Naples Wax Center is a group of upscale skin care boutiques, with three locations currently operating.
•	XpresCheck is a provider of screening and diagnostic testing in partnership with the CDC and Concentric by Ginkgo, conducting biosurveillance monitoring in its airport locations to identify new SARS-CoV-2 variants of interest and concern as well as other pathogens entering the country from across the world.
•	HyperPointe is a leading digital healthcare and data analytics relationship company serving the global healthcare industry.

Contacts

Longacre Square Partners

Jessica McDougall / Christina Spellman, (646) 386-0091

XWELL@longacresquare.com

Forward Looking Statements

This press release may contain "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements relating to expectations about future results or events are based upon information available to XWELL as of today's date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Additional information concerning these and other risks is contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other SEC filings (which reports were filed under the Company’s former name, XpresSpa Group, Inc., prior to its previously announced name change effective October 25, 2022). All subsequent written and oral forward-looking statements concerning XWELL, or other matters and attributable to XWELL or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. XWELL does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Important Additional Information

The Company intends to file a proxy statement and a WHITE Proxy Card with the SEC in connection with the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://www.xwell.com/sec-filings.

Participant Information

The Company, its directors and certain of its executive officers (as set forth below) are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections entitled “Executive Compensation” and “Director Compensation” in the Company’s Amendment No. 2 to the Annual Report on Form 10-K/A for the year ended December 31, 2023, filed on April 29, 2024 (the “Form 10-K/A”), commencing on pages 11 and 16, respectively, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the Form 10-K/A on pages 18–19 and available here, and as reflected in the table below. If any filings are made by the Company with the SEC on Forms 3, 4, and 5 with respect to the participants’ holdings of the Company’s securities, the Company will provide updates to the table and such filings will be available on the Company’s website at https://www.xwell.com/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC.

Directors(1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
Bruce T. Bernstein (Chairman)	81,467(2)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Michael Lebowitz	34,970(2)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Scott R. Milford (President and Chief Executive Officer)	59,055(3)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Robert Weinstein	30,403(4)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Gaëlle Wizenberg	299	07/22/2024	Form 4	N/A

(1) The business address for each of the “participants” set forth in the table above is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.

(2) Includes 38,956 shares of the Company’s common stock and options to purchase 42,511 shares of the Company’s common stock, which are exercisable within 60 days of July 21, 2024.

(3) Includes 2,058 shares of the Company’s common stock and options to purchase 56,997 shares of the Company’s common stock, which are exercisable within 60 days of July 21, 2024.

(4) Includes 7,824 shares of the Company’s common stock and options to purchase 22,579 shares of the Company’s common stock, which are exercisable within 60 days of July 21, 2024.